SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, DC 20549

                       --------------------

                             FORM 8-K

                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(D) OF THE

                 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 1997

                   GST Telecommunications, Inc.
--------------------------------------------------------------------------------
      (Exact name of registrant as specified in its charter)

        Canada                  1-12866             N/A
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission       (IRS Employer
   of incorporation)            File Number)   Identification No.)

       4317 N.E. Thurston Way, Vancouver, Washington 98662
--------------------------------------------------------------------------------
     (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code: (360) 254-4700

                               N/A
--------------------------------------------------------------------------------
  (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         Effective May 31, 1997, the Registrant acquired Action Telcom Co., a Texas corporation ("Action Telcom"), by means of a merger (the "Merger"), whereby Action Telcom was merged with and into GST Action Telecom, Inc., a wholly-owned subsidiary of the Registrant and the surviving corporation of the Merger ("GST Action Telecom"). A copy of the Agreement and Plan of Merger in respect of the Merger is attached hereto as an exhibit and incorporated herein by reference.

         On the date of the closing of the Merger (the "Closing Date"), the Registrant delivered to Britt E. Bilberry, Timothy Harding Bilberry and Paul S Bilberry, the former shareholders of Action Telcom (the "Shareholders"), (i) an aggregate of 903,000 of its common shares, without par value (the "Common Shares"), (ii) an aggregate of $1,290,000 in cash and (iii) promissory notes in the aggregate principal amount of $2,580,000, bearing interest at a rate of 8.5% per annum, payable as to one-half of the aggregate principal amount thereof on each of the first and second anniversaries of the Closing Date. If the average closing sale price of a Common Share on the American Stock Exchange (or the Registrant's then principal trading market) (the "Average Closing Share Price") does not exceed $10.00 for the 10 consecutive trading days ending three trading days prior to the first anniversary of the Closing Date, the Registrant will be required to issue an aggregate of 30,000 additional Common Shares to the Shareholders. In addition, if the Average Closing Share Price does not exceed $10.00 for the 10 consecutive trading days ending three trading days prior to the second anniversary of the Closing Date, the Registrant will be required to issue an aggregate of 120,000 additional Common Shares to the Shareholders.

         In connection with the Merger, the Shareholders were granted certain registration rights in respect of the Common Shares received and that may be received by them. A copy of such registration rights agreement is attached hereto as an exhibit and incorporated herein by reference.

         In connection with the Merger, GST Action Telecom entered into employment agreements with each of the Shareholders pursuant to which each Shareholder is to serve as a Senior Vice President of GST Action Telecom. Copies of such employment agreements are attached hereto as exhibits and incorporated herein by reference.

         (c)      Exhibits.

         2.1 Agreement and Plan of Merger dated as of May 31, 1997, by and among Action Telcom Co., Britt E. Bilberry, Timothy Harding Bilberry, Paul S Bilberry, GST Action Telecom, Inc. and the Registrant.

         99.1 Registration Rights Agreement dated as of June 5, 1997, by and among Britt E. Bilberry, Timothy Harding Bilberry, Paul S Bilberry and the Registrant.

         99.2 Employment Agreement dated June 5, 1997, by and between GST Action Telecom, Inc. and Britt E. Bilberry.

         99.3 Employment Agreement dated June 5, 1997, be and between GST Action Telecom, Inc. and Timothy Harding Bilberry.

         99.4 Employment Agreement dated June 5, 1997, be and between GST Action Telecom, Inc. and Paul S Bilberry.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GST TELECOMMUNICATIONS, INC.

Dated: June 11, 1997                   By:/s/ Clifford V. Sander
                                          ---------------------------------
                                          Clifford V. Sander
                                          Senior Vice President and Treasurer